Exhibit 10.29
                      SECOND AMENDMENT TO CREDIT AGREEMENT,
                               CONSENT AND WAIVER

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, CONSENT AND WAIVER, dated as of the 9th day of November, 1999 (this "Amendment"), is made among EVEREST REINSURANCE HOLDINGS, INC., a Delaware corporation (the "Borrower"), and FIRST UNION NATIONAL BANK (the "Lender").


                                    RECITALS

A. The Borrower and the Lender are parties to a Credit Agreement, dated as of June 16, 1997, as amended by a First Amendment dated June 10, 1998 (as further amended, the "Credit Agreement"), providing for the availability of a revolving credit facility to the Borrower upon the terms and conditions set forth therein. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B. The Borrower has informed the Lender that it intends to undertake the following transactions as part of a corporate restructuring (the "Restructuring"), all as more particularly described in Form S-4 Registration Statement of Everest Reinsurance Group, Ltd., a Bermuda corporation ("Everest Group"), filed with the Securities and Exchange Commission on September 17, 1999: (i) the Borrower formed a new subsidiary, Everest Group, (ii) Everest Group formed a new subsidiary, Everest Re Merger Corporation, a Delaware company ("Everest Merger"), and (iii) Everest Merger will be merged with and into the Borrower with the Borrower as the surviving company and pursuant to which (A) each share of common stock of the Borrower shall be automatically converted into one share of common stock of Everest Group, and (B) each share of common stock of Everest Merger will be converted into one share of the Borrower. After the consummation of the Restructuring, Everest Group shall own 100% of the issued and outstanding stock of the Borrower. The Restructuring would result in an Event of Default pursuant to SECTION 8.1(L) of the Credit Agreement, and the Borrower has requested that the Lender consent to the Restructuring. The Lender has agreed to so consent upon the terms and conditions set forth herein.

C. The Borrower has also informed the Lender that it has placed $91,700,000 in trust for the benefit of one of Everest Re's reinsurers, Gilbraltar Casualty Company, on account of a dispute between Everest Re and Gilbraltar (the "Gilbraltar Dispute"), all as more particularly described in the Forms 10-Q and 10-K filed by the Borrower before the date hereof, which has resulted in an Event of Default under SECTION 7.3 of the Credit Agreement (the "Lien Default"). The Borrower has requested that the Lender waive the Lien Default and the Lender has agreed to waive such Default upon the terms and conditions set forth herein.

D. The Borrower has also requested that the Lender increase the Commitment to $75,000,000 until January 18, 2000. The Lender has agreed to effect such amendments upon the terms and conditions set forth herein.

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                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   AMENDMENTS

1.1 DEFINITIONS. SECTION 1.1 of the Credit Agreement is amended by amending and restating in their entirety the definitions of "Commitment" and "Margin Percentage" as follows:

                           "Commitment"  shall mean (i) on or before January 18,
                  2000, $75,000,000, and (ii) thereafter,  $50,000,000,  subject to reduction as provided in SECTION 2.4.

                           "Margin  Percentage"  shall mean, at any time, (a) if
                  to be added to the LIBOR Rate pursuant to SECTION 2.6 for purposes of determining the Adjusted LIBOR Rate, (i) with respect to the first $50,000,000 of principal amount of LIBOR Loans outstanding, 0.40%, and (ii) with respect to the principal amount of LIBOR Loans outstanding in excess of $50,000,000, 0.725%, and (b) if to be used in calculating the facility fee payable pursuant to SECTION 2.7, (i) with respect to the first $50,000,000 of Commitments, 0.10%, and (ii) with respect to the Commitments in excess of $50,000,000, 0.15%.

1.2 NEW DEFINITIONS. SECTION 1.1 of the Credit Agreement is hereby amended by adding the following definition of Everest Group in appropriate alphabetical order:

                           "Everest Group" shall mean Everest Reinsurance Group,
                  Ltd., a Bermuda corporation.

1.3 LIENS. SECTION 7.3 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (ix) thereof, (b) deleting the "." at the end of clause (x) thereof and replacing it with "; and", and (c) inserting the following as a new clause (xi) thereof:

                  "(xi) Liens with respect to $91,700,000 placed in trust for the benefit of Gilbraltar Casualty Company on account of a dispute between Everest Re and such Person.

1.4 CHANGE OF CONTROL. Upon the consummation of the Restructuring, SECTION 8.1(L) of the Credit Agreement shall be amended and restated in its entirety as follows:

                           (l)  Any    of    the    following    shall    occur:
                  (i)   any     Person    or    group    of    Persons    acting
                  in    concert   as    a    partnership    or   other    group,

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                  shall,   as  a  result  of  a   tender  or   exchange   offer,
                  open market purchases, privately negotiated purchases or otherwise, have become, after the date hereof, the "beneficial owner" (within the meaning of such term under Rule 13d-3 under the Exchange Act) of securities of Everest Group representing 20% or more of the combined voting power of the then outstanding securities of Everest Group ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; (ii) the Board of Directors of Everest Group shall cease to consist of a majority of the individuals who constituted the Board of Directors as of the date hereof or who shall have become a member thereof subsequent to the date hereof after having been nominated, or otherwise approved in writing, by at least a majority of individuals who constituted the Board of Directors of Everest Group, as applicable, as of the date hereof (or their replacements approved as herein required); (iii) the Borrower shall cease to own directly 100% of the issued and outstanding capital stock of Everest Re; or (iv) Everest Group shall cease to own directly 100% of the issued and outstanding capital stock of the Borrower.

                                   ARTICLE II

                               CONSENT AND WAIVER

         The Lender, based upon the representations, warranties and covenants set forth herein, hereby consents to the Restructuring and waives the Lien Default. This consent and waiver is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or a waiver of any Default or Event of Default except as expressly set forth herein with respect to the Restructuring and the Lien Default.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         The Borrower hereby represents and warrants to the Lender as follows:

3.1 REPRESENTATIONS AND WARRANTIES. After giving effect to this Amendment, each of the representations and warranties of the Borrower contained in the Credit Agreement and in the other Credit Documents is true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

3.2 NO DEFAULT. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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
3.3 GILBRALTAR DISPUTE. The Borrower and its Subsidiaries are contesting the Gilbraltar Dispute in good faith by appropriate proceedings.

                                   ARTICLE IV

                                  MISCELLANEOUS

4.1 EFFECT OF AMENDMENT. From and after the effective date of the amendments to the Credit Agreement set forth herein, all references to the Credit Agreement set forth in any other Credit Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

4.2 GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey (without regard to the conflicts of law provisions thereof).

4.3 EXPENSES. The Borrower agrees to pay upon demand all reasonable out-of-pocket costs and expenses of the Lender (including, without limitation, the reasonable fees and expenses of counsel to the Lender) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other Credit Documents delivered in connection herewith.

4.4 SEVERABILITY. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

4.5 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

4.6 CONSTRUCTION. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

4.7 COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

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
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.


                                    EVEREST REINSURANCE HOLDINGS, INC.


                                             -----------------------------------
                                    By:      Stephen L. Limauro
                                    Title:   Senior Vice President & Comptroller


                                    FIRST UNION NATIONAL BANK


                                             -----------------------------------
                                    By:      Thomas L. Stitchberry
                                    Title:   Senior Vice President



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